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                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 13, 1995, included in Central and South West Corporation's Annual Report on Form 10-K dated December 31, 1994, and to all references to our firm included in this registration statement.


                                /s/ Arthur Andersen LLP

                                ARTHUR ANDERSEN LLP


Dallas, Texas
  February 21, 1996